Exhibit 32.2

CERTIFICATION OF CFO PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) of FS KKR Capital Corp. II (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Steven Lilly, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requireme nts of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 13th, 2020

/S/ STEVEN LILLY
Steven Lilly
Chief Financial Officer